Exhibit 10(k)

                               SEVERANCE AGREEMENT

                  This Agreement is made the 23rd day of December, 1997, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and Bruce M. Ambler (the "Executive").

                  WHEREAS, the Company wishes to encourage the orderly succession of management in the event of a Change in Control (as hereinafter defined); and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date of a Change in Control (as hereinafter defined) until the end of the twenty-four month period following the date of a Change in Control, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders prior to and during such period when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted as a result of a Change in Control.

                  NOW, THEREFORE, the parties agree as follows:

                  1.       DEFINITIONS.

                  1.1 Board. The term "Board" means the Board of Directors of the Company.

                  1.2 Change in Control. The term "Change in Control" means:

                  (i) the purchase or acquisition by any person, entity or group of persons (within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), or any comparable successor provisions), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either the outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding shares of voting securities entitled to a vote generally, or

                  (ii) the consummation of, following the approval by the Company's stockholders of, a reorganization, merger or consolidation of the Company, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated entity's then outstanding securities, or

                  (iii) a liquidation or dissolution of the Company or the sale of substantially all of its assets, or

                  (iv) a change of more than one-half of the members of the Board within a 90-day period for reasons other than the death, disability, or retirement of such members.

                  1.3      Qualifying Termination.

                  (a) The occurrence of any one or more of the following events within twenty-four calendar months after the date of a Change in Control shall constitute a "Qualifying Termination":

                  (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7); or

                  (ii) The Executive's resignation for Good Reason (as defined in Section 1.6).

                  (b) A Qualifying Termination shall not include a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                  1.4 Ineligible to Retire. Ineligible to Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.5 Eligible to Retire. Eligible to Retire, means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.6 Good Reason. Good Reason means, without the Executive's express written consent, the occurrence after the date of a Change in Control of any one or more of the following:

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                  (a) The assignment to the Executive of duties materially
inconsistent with the Executive's authorities, duties, responsibilities, and status (including offices, title and reporting relationships) as an executive and/or officer of the Company immediately prior to the date of the Change in Control, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect immediately prior to the date of the Change in Control, unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive; or

                  (b) A reduction by the Company of the Executive's base salary in effect immediately prior to the date of the Change in Control or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business conditions, including but not limited to reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company); or

                  (c) The relocation of the Executive's office more than 50 miles from the Executive's office immediately prior to the date of the Change in Control; or

                  (d) Failure of the Company to provide (i) the Executive the opportunity to participate in all applicable incentive, savings and retirement plans, practices, policies and programs of the Company to the same extent as other senior executives (or, where applicable, retired senior executives) of the Company, and (ii) the Executive and/or the Executive's family, as the case may be, the opportunity to participate in, and receive all benefits under, all applicable welfare benefit plans, practices, policies and programs provided by the Company, including, without limitation, medical, prescription, dental, disability, sick benefits, employee life insurance, accidental death and travel insurance plans and programs, to the same extent as other senior executives (or, where applicable, retired senior executives) of the Company; or

                  (e) Failure of the Company to provide the Executive such perquisites as the Company may establish from time to time which are commensurate with the Executive's position and at least comparable to those received by other senior executives at the Company; or

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                  (f) The failure by the Company to comply with paragraph (c) of
Section 11 of this Agreement; or

                  (g) Any other substantial breach of this Agreement by the Company that either is not taken in good faith or is not remedied by the Company promptly after receipt of notice thereof from the Executive.

                  The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive persistently fails or refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in Section 1.6(a); or

                  (d) The Executive embezzles or knowingly, and with intent, misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  A termination of the Executive's employment for Cause for purposes of this Agreement shall be effected in accordance with the following procedures. The Company shall give the Executive written notice ("Notice of Termination for Cause") of its intention to terminate the Executive's employment for Cause, setting forth in reasonable detail the specific conduct of the Executive that it considers to constitute Cause and the specific provision(s) of this Agreement on which it relies, and stating the date, time and place of the Board Meeting for Cause. The "Board Meeting for Cause" means a meeting of the Board at which the Executive's termination for Cause will be considered, that takes place not less than ten (10) and not more than twenty (20) business days after the Executive receives the Notice of Termination for Cause. The Executive shall be given an opportunity, together with counsel, to be heard at the Board Meeting for Cause. The Executive's termination for Cause shall

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

be effective when and if a resolution is duly adopted at the Board Meeting for Cause by a two-thirds vote of the entire membership of the Board, excluding employee directors, stating that in the good faith opinion of the Board, the Executive is guilty of the conduct described in the Notice of Termination for Cause, and that conduct constitutes Cause under this Agreement.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. SEVERANCE BENEFITS FOR AN EXECUTIVE INELIGIBLE TO RETIRE. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment. The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c) Split Dollar. The Qualifying Termination shall not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. SEVERANCE BENEFITS FOR AN EXECUTIVE ELIGIBLE TO RETIRE. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment. The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying

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Termination, not reduced by any reduction described in Section 1.6(b) above) and
Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Supplemental Retirement Benefits. For purposes of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (l).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company for which the Executive may qualify, nor shall anything in this Agreement limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company. Vested benefits and other amounts that the Executive is otherwise entitled to receive under any incentive compensation, deferred compensation and other benefit programs listed in Section 1.6(d), life insurance coverage, or any other plan, policy, practice or program of, or any contract or agreement with, the Company on or after the date of the Qualifying Termination shall be payable in accordance with the terms of each such plan, policy, practice, program, contract or agreement, as the case may be, except as explicitly modified by this Agreement.

                  5. FULL SETTLEMENT. The Company's obligation to make the payments provided for in, and otherwise to perform its obligations under, this Agreement shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action that the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions

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

of this Agreement and, such amounts shall not be reduced, regardless of whether the Executive obtains other employment.

                  6. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

                  (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (other than a payment or distribution made in respect of any program in which the Executive participated while employed by Baltimore Gas and Electric Company, regardless whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, and determined without regard to any additional payments required under this Section 6) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereon) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of paragraph (c) of this Section 6, all determinations required to be made under this Section 6, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by one of the major internationally recognized certified public accounting firms (commonly referred to, as of the date hereof, as a Big Six firm) designated by the Executive and approved by the Company (which approval shall not be unreasonably withheld) (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within fifteen (15) business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group affecting the change of control, the Executive shall designate another Big Six accounting firm (subject to the approval of the Company, which approval shall not be unreasonably withheld) to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the

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Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 6, shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment") consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to paragraph (c) of this Section 6 and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                  (i) give the Company any information reasonably requested by the Company relating to such claim,

                  (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                  (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

                  (iv) permit the Company to participate in any proceedings relating to such claim;

PROVIDED, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and

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penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this paragraph (c) of Section 6, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; PROVIDED, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and PROVIDED, further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph (c) of this Section 6, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall promptly take all necessary action to obtain such refund and (subject to the Company's complying with the requirements of paragraph (c) of this Section 6) upon receipt of such refund shall promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph (c) of this Section 6, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and

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shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  7. TERMINATION OF AGREEMENT. This Agreement shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the date of a Change in Control. Further, upon the date of a Change in Control, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement may be terminated by the Board at any time prior to the date of a Change in Control.

                  8. AMENDMENT OF AGREEMENT. This Agreement may be amended by the Board at any time prior to the date of a Change in Control. At and after the date of a Change in Control, this Agreement may not be amended in any respect without the written consent of the Executive.

                  9. CONSTRUCTION. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  10. GOVERNING LAW. This Agreement shall be governed by the laws of Maryland.

                  11. SUCCESSORS AND ASSIGNS.

                  (a) This Agreement shall inure to the benefit of and be enforecable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

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                  12. INDEMNIFICATION. The Company will pay all reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                  13. NOTICE. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                  14. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

                  15. WITHHOLDING. Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

                  16. ENTIRE AGREEMENT. Unless otherwise specifically provided in this Agreement, the Executive and the Company acknowledge that this Agreement supersedes any other agreement between them or between the Executive and Baltimore Gas and Electric Company, concerning the subject matter hereof.

                  17. ALIENABILITY. The rights and benefits of the Executive under this Agreement may not be anticipated, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process except as required by law. Any attempt by the Executive to anticipate, alienate, assign, sell, transfer, pledge, encumber or charge the same shall be void. Payments hereunder shall not be considered assets of the Executive in the event of insolvency or bankruptcy.

                  18. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

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                  IN WITNESS WHEREOF, the Executive has hereunto set the
Executive's hand and, pursuant to the authorization of the Board, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

                                       BALTIMORE GAS AND ELECTRIC COMPANY

                                       By: /s/ C. H. Poindexter
                                           ________________________

                                           /s/ Bruce M. Ambler
                                           ________________________
                                               Bruce M. Ambler

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                                                                   Exhibit 10(k)

                               SEVERANCE AGREEMENT

                  This Agreement is made the 24th day of December, 1997, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and David A. Brune (the "Executive").

                  WHEREAS, the Company wishes to encourage the orderly succession of management in the event of a Change in Control (as hereinafter defined); and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date of a Change in Control (as hereinafter defined) until the end of the twenty-four month period following the date of a Change in Control, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders prior to and during such period when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted as a result of a Change in Control.

                  NOW, THEREFORE, the parties agree as follows:

                  1. DEFINITIONS.

                  1.1 Board. The term "Board" means the Board of Directors of the Company.

                  1.2 Change in Control. The term "Change in Control" means:

                  (i) the purchase or acquisition by any person, entity or group of persons (within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), or any comparable successor provisions), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either the outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding shares of voting securities entitled to a vote generally, or

                  (ii) the consummation of, following the approval by the Company's stockholders of, a reorganization, merger or consolidation of the Company, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated entity's then outstanding securities, or

                  (iii) a liquidation or dissolution of the Company or the sale of substantially all of its assets, or

                  (iv) a change of more than one-half of the members of the Board within a 90-day period for reasons other than the death, disability, or retirement of such members.

                  1.3  Qualifying Termination.

                  (a) The occurrence of any one or more of the following events within twenty-four calendar months after the date of a Change in Control shall constitute a "Qualifying Termination":

                  (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7); or

                  (ii) The Executive's resignation for Good Reason (as defined in Section 1.6).

                  (b) A Qualifying Termination shall not include a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                  1.4 Ineligible to Retire. Ineligible to Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.5 Eligible to Retire. Eligible to Retire, means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.6 Good Reason. Good Reason means, without the Executive's express written consent, the occurrence after the date of a Change in Control of any one or more of the following:

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                  (a) The assignment to the Executive of duties materially
inconsistent with the Executive's authorities, duties, responsibilities, and status (including offices, title and reporting relationships) as an executive and/or officer of the Company immediately prior to the date of the Change in Control, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect immediately prior to the date of the Change in Control, unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive; or

                  (b) A reduction by the Company of the Executive's base salary in effect immediately prior to the date of the Change in Control or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business conditions, including but not limited to reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company); or

                  (c) The relocation of the Executive's office more than 50 miles from the Executive's office immediately prior to the date of the Change in Control; or

                  (d) Failure of the Company to provide (i) the Executive the opportunity to participate in all applicable incentive, savings and retirement plans, practices, policies and programs of the Company to the same extent as other senior executives (or, where applicable, retired senior executives) of the Company, and (ii) the Executive and/or the Executive's family, as the case may be, the opportunity to participate in, and receive all benefits under, all applicable welfare benefit plans, practices, policies and programs provided by the Company, including, without limitation, medical, prescription, dental, disability, sick benefits, employee life insurance, accidental death and travel insurance plans and programs, to the same extent as other senior executives (or, where applicable, retired senior executives) of the Company; or

                  (e) Failure of the Company to provide the Executive such perquisites as the Company may establish from time to time which are commensurate with the Executive's position and at least comparable to those received by other senior executives at the Company; or

                  (f) The  failure  by the  Company  to  comply  with paragraph
(c) of  Section  11 of  this Agreement; or

                  (g) Any other substantial breach of this Agreement by the Company that either is not taken in good faith or is not remedied by the Company promptly after receipt of notice thereof from the Executive.

                  The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive persistently fails or refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in Section 1.6(a); or

                  (d) The Executive embezzles or knowingly, and with intent, misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  A termination of the Executive's employment for Cause for purposes of this Agreement shall be effected in accordance with the following procedures. The Company shall give the Executive written notice ("Notice of Termination for Cause") of its intention to terminate the Executive's employment for Cause, setting forth in reasonable detail the specific conduct of the Executive that it considers to constitute Cause and the specific provision(s) of this Agreement on which it relies, and stating the date, time and place of the Board Meeting for Cause. The "Board Meeting for Cause" means a meeting of the Board at which the Executive's termination for Cause will be considered, that takes place not less than ten (10) and not more than twenty (20) business days after the Executive receives the Notice of Termination for Cause. The Executive shall be given an opportunity, together with counsel, to be heard at the Board Meeting for Cause. The Executive's termination for Cause shall be effective when and if a resolution is duly adopted at the Board Meeting for Cause by a two-thirds vote of the entire membership of the Board, excluding employee directors, stating that in the good faith opinion of the Board, the Executive is guilty of the conduct described in the Notice of Termination for Cause, and that conduct constitutes Cause under this Agreement.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. SEVERANCE BENEFITS FOR AN EXECUTIVE INELIGIBLE TO RETIRE. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment. The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c) Split Dollar. The Qualifying Termination shall not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. SEVERANCE BENEFITS FOR AN EXECUTIVE ELIGIBLE TO RETIRE. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment. The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying

Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Supplemental Retirement Benefits. For purposes of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (l).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company for which the Executive may qualify, nor shall anything in this Agreement limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company. Vested benefits and other amounts that the Executive is otherwise entitled to receive under any incentive compensation, deferred compensation and other benefit programs listed in Section 1.6(d), life insurance coverage, or any other plan, policy, practice or program of, or any contract or agreement with, the Company on or after the date of the Qualifying Termination shall be payable in accordance with the terms of each such plan, policy, practice, program, contract or agreement, as the case may be, except as explicitly modified by this Agreement.

                  5. FULL SETTLEMENT. The Company's obligation to make the payments provided for in, and otherwise to perform its obligations under, this Agreement shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action that the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, such amounts shall not be reduced, regardless of whether the Executive obtains other employment.

                  6. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

                  (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (other than a payment or distribution made in respect of any program in which the Executive participated while employed by Baltimore Gas and Electric Company, regardless whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, and determined without regard to any additional payments required under this Section 6) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereon) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of paragraph (c) of this Section 6, all determinations required to be made under this Section 6, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by one of the major internationally recognized certified public accounting firms (commonly referred to, as of the date hereof, as a Big Six firm) designated by the Executive and approved by the Company (which approval shall not be unreasonably withheld) (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within fifteen (15) business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group affecting the change of control, the Executive shall designate another Big Six accounting firm (subject to the approval of the Company, which approval shall not be unreasonably withheld) to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the

Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 6, shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment") consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to paragraph (c) of this Section 6 and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                  (i) give the Company any information reasonably requested by the Company relating to such claim,

                  (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                  (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

                  (iv) permit the Company to participate in any proceedings relating to such claim;

PROVIDED, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this paragraph (c) of Section 6, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; PROVIDED, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and PROVIDED, further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph (c) of this Section 6, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall promptly take all necessary action to obtain such refund and (subject to the Company's complying with the requirements of paragraph (c) of this Section 6) upon receipt of such refund shall promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph (c) of this Section 6, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  7. TERMINATION OF AGREEMENT. This Agreement shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the date of a Change in Control. Further, upon the date of a Change in Control, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement may be terminated by the Board at any time prior to the date of a Change in Control.

                  8. AMENDMENT OF AGREEMENT. This Agreement may be amended by the Board at any time prior to the date of a Change in Control. At and after the date of a Change in Control, this Agreement may not be amended in any respect without the written consent of the Executive.

                  9. CONSTRUCTION. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  10. GOVERNING LAW. This Agreement shall be governed by the laws of Maryland.

                  11. SUCCESSORS AND ASSIGNS.

                  (a) This Agreement shall inure to the benefit of and be enforecable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

                  12. INDEMNIFICATION. The Company will pay all reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                  13. NOTICE. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                  14. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

                  15. WITHHOLDING. Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

                  16. ENTIRE AGREEMENT. Unless otherwise specifically provided in this Agreement, the Executive and the Company acknowledge that this Agreement supersedes any other agreement between them or between the Executive and Baltimore Gas and Electric Company, concerning the subject matter hereof.

                  17. ALIENABILITY. The rights and benefits of the Executive under this Agreement may not be anticipated, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process except as required by law. Any attempt by the Executive to anticipate, alienate, assign, sell, transfer, pledge, encumber or charge the same shall be void. Payments hereunder shall not be considered assets of the Executive in the event of insolvency or bankruptcy.

                  18. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of the Board, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

                                       BALTIMORE GAS AND ELECTRIC COMPANY

                                       By: /s/ C. H. Poindexter
                                           ____________________________


                                           /s/ David A. Brune
                                           ____________________________
                                               David A. Brune

                                                                   Exhibit 10(k)

                               SEVERANCE AGREEMENT

                  This Agreement is made the 24th day of December, 1997, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and Edward A. Crooke (the "Executive").

                  WHEREAS, the Company wishes to encourage the orderly succession of management in the event of a Change in Control (as hereinafter defined); and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date of a Change in Control (as hereinafter defined) until the end of the twenty-four month period following the date of a Change in Control, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders prior to and during such period when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted as a result of a Change in Control.

                  NOW, THEREFORE, the parties agree as follows:

                  1. DEFINITIONS.

                  1.1 Board. The term "Board" means the Board of Directors of the Company.

                  1.2 Change in Control. The term "Change in Control" means:

                  (i) the purchase or acquisition by any person, entity or group of persons (within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), or any comparable successor provisions), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either the outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding shares of voting securities entitled to a vote generally, or

                  (ii) the consummation of, following the approval by the Company's stockholders of, a reorganization, merger or consolidation of the Company, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated entity's then outstanding securities, or

                  (iii) a liquidation or dissolution of the Company or the sale of substantially all of its assets, or

                  (iv) a change of more than one-half of the members of the Board within a 90-day period for reasons other than the death, disability, or retirement of such members.

                  1.3 Qualifying Termination.

                  (a) The occurrence of any one or more of the following events within twenty-four calendar months after the date of a Change in Control shall constitute a "Qualifying Termination":

                  (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7); or

                  (ii) The Executive's resignation for Good Reason (as defined in Section 1.6).

                  (b) A Qualifying Termination shall not include a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                  1.4 Ineligible to Retire. Ineligible to Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.5 Eligible to Retire. Eligible to Retire, means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.6 Good Reason. Good Reason means, without the Executive's express written consent, the occurrence after the date of a Change in Control of any one or more of the following:

                  (a) The assignment to the Executive of duties materially inconsistent with the Executive's authorities, duties, responsibilities, and status (including offices, title and reporting relationships) as an executive and/or officer of the Company immediately prior to the date of the Change in Control, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect immediately prior to the date of the Change in Control, unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive; or

                   (b) A reduction by the Company of the Executive's base salary in effect immediately prior to the date of the Change in Control or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business conditions, including but not limited to reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company); or

                  (c) The relocation of the Executive's office more than 50 miles from the Executive's office immediately prior to the date of the Change in Control; or

                  (d) Failure of the Company to provide (i) the Executive the opportunity to participate in all applicable incentive, savings and retirement plans, practices, policies and programs of the Company to the same extent as other senior executives (or, where applicable, retired senior executives) of the Company, and (ii) the Executive and/or the Executive's family, as the case may be, the opportunity to participate in, and receive all benefits under, all applicable welfare benefit plans, practices, policies and programs provided by the Company, including, without limitation, medical, prescription, dental, disability, sick benefits, employee life insurance, accidental death and travel insurance plans and programs, to the same extent as other senior executives (or, where applicable, retired senior executives) of the Company; or

                  (e) Failure of the Company to provide the Executive such perquisites as the Company may establish from time to time which are commensurate with the Executive's position and at least comparable to those received by other senior executives at the Company; or

                  (f) The  failure  by the  Company  to  comply  with  paragraph
(c) of  Section  11 of  this Agreement; or

                  (g) Any other substantial breach of this Agreement by the Company that either is not taken in good faith or is not remedied by the Company promptly after receipt of notice thereof from the Executive.

                  The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive's willful and continued failure substantially to perform the Executive's duties (other than as a result of physical or mental illness or injury), after the Board delivers to the Executive a written demand for substantial performance that specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties]; or

                  (d) The Executive embezzles or knowingly, and with intent, misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  No act or failure to act on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board, or the advice of counsel for the Company, shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

                  A termination of the Executive's employment for Cause for purposes of this Agreement shall be effected in accordance with the following procedures. The Company shall give the Executive written notice ("Notice of Termination for Cause") of its intention to terminate the Executive's employment for Cause, setting forth in reasonable detail the specific conduct of the Executive that it considers to constitute Cause and the specific provision(s) of this Agreement on which it relies, and stating the date, time and place of the Board Meeting for Cause. The "Board Meeting for Cause" means a meeting of the Board at which the Executive's termination for Cause will be considered, that takes place not less than ten (10) and not more than twenty (20) business days after the Executive receives the Notice of Termination for Cause. The Executive shall be given an opportunity, together with counsel, to be heard at the Board Meeting for Cause. The Executive's termination for Cause shall be effective when and if a resolution is duly adopted at the Board Meeting for Cause by a two-thirds vote of the entire membership of the Board, excluding employee directors, stating that in the good faith opinion of the Board, the Executive is guilty of the conduct described in the Notice of Termination for Cause, and that conduct constitutes Cause under this Agreement.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. SEVERANCE BENEFITS FOR AN EXECUTIVE INELIGIBLE TO RETIRE. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment. The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c) Split Dollar. The Qualifying Termination shall not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. SEVERANCE BENEFITS FOR AN EXECUTIVE ELIGIBLE TO RETIRE. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment. The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Supplemental Retirement Benefits. For purposes of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (l).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company for which the Executive may qualify, nor shall anything in this Agreement limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company. Vested benefits and other amounts that the Executive is otherwise entitled to receive under any incentive compensation, deferred compensation and other benefit programs listed in Section 1.6(d), life insurance coverage, or any other plan, policy, practice or program of, or any contract or agreement with, the Company on or after the date of the Qualifying Termination shall be payable in accordance with the terms of each such plan, policy, practice, program, contract or agreement, as the case may be, except as explicitly modified by this Agreement.

                  5. FULL SETTLEMENT. The Company's obligation to make the payments provided for in, and otherwise to perform its obligations under, this Agreement shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action that the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, such amounts shall not be reduced, regardless of whether the Executive obtains other employment.

                  6. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

                  (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (other than a payment or distribution made in respect of any program in which the Executive participated while employed by Baltimore Gas and Electric Company, regardless whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, and determined without regard to any additional payments required under this Section 6) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereon) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of paragraph (c) of this Section 6, all determinations required to be made under this Section 6, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by one of the major internationally recognized certified public accounting firms (commonly referred to, as of the date hereof, as a Big Six firm) designated by the Executive and approved by the Company (which approval shall not be unreasonably withheld) (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within fifteen (15) business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group affecting the change of control, the Executive shall designate another Big Six accounting firm (subject to the approval of the Company, which approval shall not be unreasonably withheld) to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 6, shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment") consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to paragraph (c) of this Section 6 and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                  (i) give the Company any information reasonably requested by the Company relating to such claim,

                  (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                  (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

                  (iv) permit the Company to participate in any proceedings relating to such claim;

PROVIDED, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this paragraph (c) of Section 6, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; PROVIDED, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and PROVIDED, further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph (c) of this Section 6, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall promptly take all necessary action to obtain such refund and (subject to the Company's complying with the requirements of paragraph (c) of this Section 6) upon receipt of such refund shall promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph (c) of this Section 6, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  7. TERMINATION OF AGREEMENT. This Agreement shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the date of a Change in Control. Further, upon the date of a Change in Control, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement may be terminated by the Board at any time prior to the date of a Change in Control.

                  8. AMENDMENT OF AGREEMENT. This Agreement may be amended by the Board at any time prior to the date of a Change in Control. At and after the date of a Change in Control, this Agreement may not be amended in any respect without the written consent of the Executive.

                  9. CONSTRUCTION. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  10. GOVERNING LAW. This Agreement shall be governed by the laws of Maryland.

                  11. SUCCESSORS AND ASSIGNS.

                  (a) This Agreement shall inure to the benefit of and be enforecable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

                  12. INDEMNIFICATION. The Company will pay all reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                  13. NOTICE. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                  14. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

                  15. WITHHOLDING. Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

                  16. ENTIRE AGREEMENT. Unless otherwise specifically provided in this Agreement, the Executive and the Company acknowledge that this Agreement supersedes any other agreement between them or between the Executive and Baltimore Gas and Electric Company, concerning the subject matter hereof.

                  17. ALIENABILITY. The rights and benefits of the Executive under this Agreement may not be anticipated, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process except as required by law. Any attempt by the Executive to anticipate, alienate, assign, sell, transfer, pledge, encumber or charge the same shall be void. Payments hereunder shall not be considered assets of the Executive in the event of insolvency or bankruptcy.

                  18. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of the Board, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

                                       BALTIMORE GAS AND ELECTRIC COMPANY

                                       By: /s/ C. H. Poindexter
                                           _________________________


                                           /s/  Edward A. Crooke
                                           _________________________
                                                Edward A. Crooke

                                                                   Exhibit 10(k)


                               SEVERANCE AGREEMENT

                  This Agreement is made the 23rd day of December, 1997, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and Robert E. Denton (the "Executive").

                  WHEREAS, the Company wishes to encourage the orderly succession of management in the event of a Change in Control (as hereinafter defined); and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date of a Change in Control (as hereinafter defined) until the end of the twenty-four month period following the date of a Change in Control, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders prior to and during such period when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted as a result of a Change in Control.

                  NOW, THEREFORE, the parties agree as follows:

                  1.  DEFINITIONS.

                  1.1 Board. The term "Board" means the Board of Directors of the Company.

                  1.2 Change in Control. The term "Change in Control" means:

                  (i) the purchase or acquisition by any person, entity or group of persons (within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), or any comparable successor provisions), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either the outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding shares of voting securities entitled to a vote generally, or

                  (ii) the consummation of, following the approval by the Company's stockholders of, a reorganization, merger or consolidation of the Company, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated entity's then outstanding securities, or

                  (iii) a liquidation or dissolution of the Company or the sale of substantially all of its assets, or

                  (iv) a change of more than one-half of the members of the Board within a 90-day period for reasons other than the death, disability, or retirement of such members.


                  1.3 Qualifying Termination.

                  (a) The occurrence of any one or more of the following events within twenty-four calendar months after the date of a Change in Control shall constitute a "Qualifying Termination":

                  (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7); or

                  (ii) The Executive's resignation for Good Reason (as defined in Section 1.6).

                  (b) A Qualifying Termination shall not include a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                  1.4 Ineligible to Retire. Ineligible to Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.5 Eligible to Retire. Eligible to Retire, means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.6 Good Reason. Good Reason means, without the Executive's express written consent, the occurrence after the date of a Change in Control of any one or more of the following:

                  (a) The assignment to the Executive of duties materially inconsistent with the Executive's authorities, duties, responsibilities, and status (including offices, title and reporting relationships) as an executive and/or officer of the Company immediately prior to the date of the Change in Control, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect immediately prior to the date of the Change in Control, unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive; or

                  (b) A reduction by the Company of the Executive's base salary in effect immediately prior to the date of the Change in Control or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business conditions, including but not limited to reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company); or

                  (c) The relocation of the Executive's office more than 50 miles from the Executive's office immediately prior to the date of the Change in Control; or

                  (d) Failure of the Company to provide (i) the Executive the opportunity to participate in all applicable incentive, savings and retirement plans, practices, policies and programs of the Company to the same extent as other senior executives (or, where applicable, retired senior executives) of the Company, and (ii) the Executive and/or the Executive's family, as the case may be, the opportunity to participate in, and receive all benefits under, all applicable welfare benefit plans, practices, policies and programs provided by the Company, including, without limitation, medical, prescription, dental, disability, sick benefits, employee life insurance, accidental death and travel insurance plans and programs, to the same extent as other senior executives (or, where applicable, retired senior executives) of the Company; or

                  (e) Failure of the Company to provide the Executive such perquisites as the Company may establish from time to time which are commensurate with the Executive's position and at least comparable to those received by other senior executives at the Company; or

                  (f) The  failure  by the  Company  to  comply  with  paragraph
(c) of  Section  11 of  this Agreement; or

                  (g) Any other substantial breach of this Agreement by the Company that either is not taken in good faith or is not remedied by the Company promptly after receipt of notice thereof from the Executive.

                  The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive persistently fails or refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in Section 1.6(a); or

                  (d) The Executive embezzles or knowingly, and with intent, misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  A termination of the Executive's employment for Cause for purposes of this Agreement shall be effected in accordance with the following procedures. The Company shall give the Executive written notice ("Notice of Termination for Cause") of its intention to terminate the Executive's employment for Cause, setting forth in reasonable detail the specific conduct of the Executive that it considers to constitute Cause and the specific provision(s) of this Agreement on which it relies, and stating the date, time and place of the Board Meeting for Cause. The "Board Meeting for Cause" means a meeting of the Board at which the Executive's termination for Cause will be considered, that takes place not less than ten (10) and not more than twenty (20) business days after the Executive receives the Notice of Termination for Cause. The Executive shall be given an opportunity, together with counsel, to be heard at the Board Meeting for Cause. The Executive's termination for Cause shall be effective when and if a resolution is duly adopted at the Board Meeting for Cause by a two-thirds vote of the entire membership of the Board, excluding employee directors, stating that in the good faith opinion of the Board, the Executive is guilty of the conduct described in the Notice of Termination for Cause, and that conduct constitutes Cause under this Agreement.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. SEVERANCE BENEFITS FOR AN EXECUTIVE INELIGIBLE TO RETIRE. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment. The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c) Split Dollar. The Qualifying Termination shall not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. SEVERANCE BENEFITS FOR AN EXECUTIVE ELIGIBLE TO RETIRE. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment. The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Supplemental Retirement Benefits. For purposes of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (l).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company for which the Executive may qualify, nor shall anything in this Agreement limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company. Vested benefits and other amounts that the Executive is otherwise entitled to receive under any incentive compensation, deferred compensation and other benefit programs listed in Section 1.6(d), life insurance coverage, or any other plan, policy, practice or program of, or any contract or agreement with, the Company on or after the date of the Qualifying Termination shall be payable in accordance with the terms of each such plan, policy, practice, program, contract or agreement, as the case may be, except as explicitly modified by this Agreement.

                  5. FULL SETTLEMENT. The Company's obligation to make the payments provided for in, and otherwise to perform its obligations under, this Agreement shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action that the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, such amounts shall not be reduced, regardless of whether the Executive obtains other employment.

                  6. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

                  (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (other than a payment or distribution made in respect of any program in which the Executive participated while employed by Baltimore Gas and Electric Company, regardless whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, and determined without regard to any additional payments required under this Section 6) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereon) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of paragraph (c) of this Section 6, all determinations required to be made under this Section 6, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by one of the major internationally recognized certified public accounting firms (commonly referred to, as of the date hereof, as a Big Six firm) designated by the Executive and approved by the Company (which approval shall not be unreasonably withheld) (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within fifteen (15) business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group affecting the change of control, the Executive shall designate another Big Six accounting firm (subject to the approval of the Company, which approval shall not be unreasonably withheld) to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 6, shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment") consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to paragraph (c) of this Section 6 and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                  (i) give the Company any information reasonably requested by the Company relating to such claim,

                  (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                  (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

                  (iv) permit the Company to participate in any proceedings relating to such claim;

PROVIDED, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this paragraph (c) of Section 6, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; PROVIDED, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and PROVIDED, further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph (c) of this Section 6, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall promptly take all necessary action to obtain such refund and (subject to the Company's complying with the requirements of paragraph (c) of this Section 6) upon receipt of such refund shall promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph (c) of this Section 6, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  7. TERMINATION OF AGREEMENT. This Agreement shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the date of a Change in Control. Further, upon the date of a Change in Control, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement may be terminated by the Board at any time prior to the date of a Change in Control.

                  8. AMENDMENT OF AGREEMENT. This Agreement may be amended by the Board at any time prior to the date of a Change in Control. At and after the date of a Change in Control, this Agreement may not be amended in any respect without the written consent of the Executive.

                  9. CONSTRUCTION. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  10. GOVERNING LAW. This Agreement shall be governed by the laws of Maryland.

                  11. SUCCESSORS AND ASSIGNS.

                  (a) This Agreement shall inure to the benefit of and be enforecable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

                  12. INDEMNIFICATION. The Company will pay all reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                  13. NOTICE. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                  14. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

                  15. WITHHOLDING. Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

                  16. ENTIRE AGREEMENT. Unless otherwise specifically provided in this Agreement, the Executive and the Company acknowledge that this Agreement supersedes any other agreement between them or between the Executive and Baltimore Gas and Electric Company, concerning the subject matter hereof.

                  17. ALIENABILITY. The rights and benefits of the Executive under this Agreement may not be anticipated, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process except as required by law. Any attempt by the Executive to anticipate, alienate, assign, sell, transfer, pledge, encumber or charge the same shall be void. Payments hereunder shall not be considered assets of the Executive in the event of insolvency or bankruptcy.

                  18. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of the Board, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.


                                       BALTIMORE GAS AND ELECTRIC COMPANY

                                       By: /s/ C. H. Poindexter
                                           _________________________

                                           /s/ Robert E. Denton
                                           _________________________
                                               Robert E. Denton

                                                                   Exhibit 10(k)


                               SEVERANCE AGREEMENT

                  This Agreement is made the 24th day of December, 1997, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and Christian H. Poindexter (the "Executive").

                  WHEREAS, the Company wishes to encourage the orderly succession of management in the event of a Change in Control (as hereinafter defined); and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date of a Change in Control (as hereinafter defined) until the end of the twenty-four month period following the date of a Change in Control, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders prior to and during such period when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted as a result of a Change in Control.

                  NOW, THEREFORE, the parties agree as follows:

                  1.       DEFINITIONS.

                  1.1 Board. The term "Board" means the Board of Directors of the Company.

                  1.2 Change in Control. The term "Change in Control" means:

                  (i) the purchase or acquisition by any person, entity or group of persons (within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), or any comparable successor provisions), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either the outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding shares of voting securities entitled to a vote generally, or

                  (ii) the consummation of, following the approval by the Company's stockholders of, a reorganization, merger or consolidation of the Company, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated entity's then outstanding securities, or

                  (iii) a liquidation or dissolution of the Company or the sale of substantially all of its assets, or

                  (iv) a change of more than one-half of the members of the Board within a 90-day period for reasons other than the death, disability, or retirement of such members.

                  1.3      Qualifying Termination.

                  (a) The occurrence of any one or more of the following events within twenty-four calendar months after the date of a Change in Control shall constitute a "Qualifying Termination":

                  (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7); or

                  (ii) The Executive's resignation for Good Reason (as defined in Section 1.6).

                  (b) A Qualifying Termination shall not include a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                  1.4 Ineligible to Retire. Ineligible to Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.5 Eligible to Retire. Eligible to Retire, means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.6 Good Reason. Good Reason means, without the Executive's express written consent, the occurrence after the date of a Change in Control of any one or more of the following:

                  (a) The assignment to the Executive of duties materially inconsistent with the Executive's authorities, duties, responsibilities, and status (including offices, title and reporting relationships) as an executive and/or officer of the Company immediately prior to the date of the Change in Control, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect immediately prior to the date of the Change in Control, unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive; or

                   (b) A reduction by the Company of the Executive's base salary in effect immediately prior to the date of the Change in Control or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business conditions, including but not limited to reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company); or

                  (c) The relocation of the Executive's office more than 50 miles from the Executive's office immediately prior to the date of the Change in Control; or

                  (d) Failure of the Company to provide (i) the Executive the opportunity to participate in all applicable incentive, savings and retirement plans, practices, policies and programs of the Company to the same extent as other senior executives (or, where applicable, retired senior executives) of the Company, and (ii) the Executive and/or the Executive's family, as the case may be, the opportunity to participate in, and receive all benefits under, all applicable welfare benefit plans, practices, policies and programs provided by the Company, including, without limitation, medical, prescription, dental, disability, sick benefits, employee life insurance, accidental death and travel insurance plans and programs, to the same extent as other senior executives (or, where applicable, retired senior executives) of the Company; or

                  (e) Failure of the Company to provide the Executive such perquisites as the Company may establish from time to time which are commensurate with the Executive's position and at least comparable to those received by other senior executives at the Company; or

                  (f) The failure by the Company to comply with paragraph (c) of Section 11 of this Agreement; or

                  (g) Any other substantial breach of this Agreement by the Company that either is not taken in good faith or is not remedied by the Company promptly after receipt of notice thereof from the Executive.

                  The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive's willful and continued failure substantially to perform the Executive's duties (other than as a result of physical or mental illness or injury), after the Board delivers to the Executive a written demand for substantial performance that specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties]; or

                  (d) The Executive embezzles or knowingly, and with intent, misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  No act or failure to act on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board, or the advice of counsel for the Company, shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

                  A termination of the Executive's employment for Cause for purposes of this Agreement shall be effected in accordance with the following procedures. The Company shall give the

Executive written notice ("Notice of Termination for Cause") of its intention to terminate the Executive's employment for Cause, setting forth in reasonable detail the specific conduct of the Executive that it considers to constitute Cause and the specific provision(s) of this Agreement on which it relies, and stating the date, time and place of the Board Meeting for Cause. The "Board Meeting for Cause" means a meeting of the Board at which the Executive's termination for Cause will be considered, that takes place not less than ten
(10) and not more than twenty (20) business days after the Executive receives the Notice of Termination for Cause. The Executive shall be given an opportunity, together with counsel, to be heard at the Board Meeting for Cause. The Executive's termination for Cause shall be effective when and if a resolution is duly adopted at the Board Meeting for Cause by a two-thirds vote of the entire membership of the Board, excluding employee directors, stating that in the good faith opinion of the Board, the Executive is guilty of the conduct described in the Notice of Termination for Cause, and that conduct constitutes Cause under this Agreement.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. SEVERANCE BENEFITS FOR AN EXECUTIVE INELIGIBLE TO RETIRE. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment. The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c) Split Dollar. The Qualifying Termination shall not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. SEVERANCE BENEFITS FOR AN EXECUTIVE ELIGIBLE TO RETIRE. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment. The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Supplemental Retirement Benefits. For purposes of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (l).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company for which the Executive may qualify, nor shall anything in this Agreement limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company. Vested benefits and other amounts that the Executive is otherwise entitled to receive under any incentive compensation, deferred compensation and other benefit programs listed in Section 1.6(d), life insurance coverage, or any other plan, policy, practice or program of, or any contract or agreement with, the Company on or after the date of the

Qualifying Termination shall be payable in accordance with the terms of each such plan, policy, practice, program, contract or agreement, as the case may be, except as explicitly modified by this Agreement.

                  5. FULL SETTLEMENT. The Company's obligation to make the payments provided for in, and otherwise to perform its obligations under, this Agreement shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action that the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, such amounts shall not be reduced, regardless of whether the Executive obtains other employment.

                  6. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

                  (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (other than a payment or distribution made in respect of any program in which the Executive participated while employed by Baltimore Gas and Electric Company, regardless whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, and determined without regard to any additional payments required under this Section 6) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereon) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of paragraph (c) of this Section 6, all determinations required to be made under this Section 6, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by one of the major internationally recognized certified public accounting firms (commonly referred to, as of the date hereof, as a Big Six firm) designated by the Executive and approved by the Company (which approval shall not be unreasonably withheld) (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within fifteen (15) business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group affecting the change of control, the Executive shall designate another Big Six accounting firm (subject to the approval of the Company, which approval shall not be unreasonably withheld) to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 6, shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment") consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to paragraph (c) of this Section 6 and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                  (i) give the Company any information reasonably requested by the Company relating to such claim,

                  (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                  (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

                  (iv) permit the Company to participate in any proceedings relating to such claim;

PROVIDED, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this paragraph (c) of Section 6, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; PROVIDED, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and PROVIDED, further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph (c) of this

Section 6, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall promptly take all necessary action to obtain such refund and (subject to the Company's complying with the requirements of paragraph (c) of this Section 6) upon receipt of such refund shall promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph (c) of this
Section 6, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  7. TERMINATION OF AGREEMENT. This Agreement shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the date of a Change in Control. Further, upon the date of a Change in Control, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement may be terminated by the Board at any time prior to the date of a Change in Control.

                  8. AMENDMENT OF AGREEMENT. This Agreement may be amended by the Board at any time prior to the date of a Change in Control. At and after the date of a Change in Control, this Agreement may not be amended in any respect without the written consent of the Executive.

                  9. CONSTRUCTION. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  10. GOVERNING LAW. This Agreement shall be governed by the laws of Maryland.

                  11. SUCCESSORS AND ASSIGNS.

                  (a) This Agreement shall inure to the benefit of and be enforecable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

                  12. INDEMNIFICATION. The Company will pay all reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                  13. NOTICE. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                  14. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

                  15. WITHHOLDING. Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

                  16. ENTIRE AGREEMENT. Unless otherwise specifically provided in this Agreement, the Executive and the Company acknowledge that this Agreement supersedes any other agreement between them or between the Executive and Baltimore Gas and Electric Company, concerning the subject matter hereof.

                  17. ALIENABILITY. The rights and benefits of the Executive under this Agreement may not be anticipated, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process except as required by law. Any attempt by the Executive to anticipate, alienate, assign, sell, transfer, pledge, encumber or charge the same shall be void. Payments hereunder shall not be considered assets of the Executive in the event of insolvency or bankruptcy.

                  18. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of the Board, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

                                       BALTIMORE GAS AND ELECTRIC COMPANY

                                       By: /s/ E. A. Crooke
                                           ___________________________


                                           /s/ Christian H. Poindexter
                                           ___________________________
                                               Christian H. Poindexter

                                                                   Exhibit 10(k)

                               SEVERANCE AGREEMENT

                  This Agreement is made the 29th day of December, 1997, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and Charles W. Shivery (the "Executive").

                  WHEREAS, the Company wishes to encourage the orderly succession of management in the event of a Change in Control (as hereinafter defined); and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date of a Change in Control (as hereinafter defined) until the end of the twenty-four month period following the date of a Change in Control, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders prior to and during such period when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted as a result of a Change in Control.

                  NOW, THEREFORE, the parties agree as follows:

                  1.  DEFINITIONS.

                  1.1 Board. The term "Board" means the Board of Directors of the Company.

                  1.2 Change in Control. The term "Change in Control" means:

                  (i) the purchase or acquisition by any person, entity or group of persons (within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), or any comparable successor provisions), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either the outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding shares of voting securities entitled to a vote generally, or

                  (ii) the consummation of, following the approval by the Company's stockholders of, a reorganization, merger or consolidation of the Company, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated entity's then outstanding securities, or

                  (iii) a liquidation or dissolution of the Company or the sale of substantially all of its assets, or

                  (iv) a change of more than one-half of the members of the Board within a 90-day period for reasons other than the death, disability, or retirement of such members.

                  1.3 Qualifying Termination.

                  (a) The occurrence of any one or more of the following events within twenty-four calendar months after the date of a Change in Control shall constitute a "Qualifying Termination":

                  (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7); or

                  (ii) The Executive's resignation for Good Reason (as defined in Section 1.6).

                  (b) A Qualifying Termination shall not include a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                  1.4 Ineligible to Retire. Ineligible to Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.5 Eligible to Retire. Eligible to Retire, means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.6 Good Reason. Good Reason means, without the Executive's express written consent, the occurrence after the date of a Change in Control of any one or more of the following:

                  (a) The assignment to the Executive of duties materially inconsistent with the Executive's authorities, duties, responsibilities, and status (including offices, title and reporting relationships) as an executive and/or officer of the Company immediately prior to the date of the Change in Control, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect immediately prior to the date of the Change in Control, unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive; or

                  (b) A reduction by the Company of the Executive's base salary in effect immediately prior to the date of the Change in Control or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business conditions, including but not limited to reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company); or

                  (c) The relocation of the Executive's office more than 50 miles from the Executive's office immediately prior to the date of the Change in Control; or

                  (d) Failure of the Company to provide (i) the Executive the opportunity to participate in all applicable incentive, savings and retirement plans, practices, policies and programs of the Company to the same extent as other senior executives (or, where applicable, retired senior executives) of the Company, and (ii) the Executive and/or the Executive's family, as the case may be, the opportunity to participate in, and receive all benefits under, all applicable welfare benefit plans, practices, policies and programs provided by the Company, including, without limitation, medical, prescription, dental, disability, sick benefits, employee life insurance, accidental death and travel insurance plans and programs, to the same extent as other senior executives (or, where applicable, retired senior executives) of the Company; or

                  (e) Failure of the Company to provide the Executive such perquisites as the Company may establish from time to time which are commensurate with the Executive's position and at least comparable to those received by other senior executives at the Company; or

                  (f) The  failure  by the  Company  to  comply  with  paragraph
(c) of  Section  11 of  this Agreement; or

                  (g) Any other substantial breach of this Agreement by the Company that either is not taken in good faith or is not remedied by the Company promptly after receipt of notice thereof from the Executive.

                  The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive persistently fails or refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in Section 1.6(a); or

                  (d) The Executive embezzles or knowingly, and with intent, misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  A termination of the Executive's employment for Cause for purposes of this Agreement shall be effected in accordance with the following procedures. The Company shall give the Executive written notice ("Notice of Termination for Cause") of its intention to terminate the Executive's employment for Cause, setting forth in reasonable detail the specific conduct of the Executive that it considers to constitute Cause and the specific provision(s) of this Agreement on which it relies, and stating the date, time and place of the Board Meeting for Cause. The "Board Meeting for Cause" means a meeting of the Board at which the Executive's termination for Cause will be considered, that takes place not less than ten (10) and not more than twenty (20) business days after the Executive receives the Notice of Termination for Cause. The Executive shall be given an opportunity, together with counsel, to be heard at the Board Meeting for Cause. The Executive's termination for Cause shall be effective when and if a resolution is duly adopted at the Board Meeting for Cause by a two-thirds vote of the entire membership of the Board, excluding employee directors, stating that in the good faith opinion of the Board, the Executive is guilty of the conduct described in the Notice of Termination for Cause, and that conduct constitutes Cause under this Agreement.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. SEVERANCE BENEFITS FOR AN EXECUTIVE INELIGIBLE TO RETIRE. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment. The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c) Split Dollar. The Qualifying Termination shall not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. SEVERANCE BENEFITS FOR AN EXECUTIVE ELIGIBLE TO RETIRE. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment. The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying

Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Supplemental Retirement Benefits. For purposes of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (l).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company for which the Executive may qualify, nor shall anything in this Agreement limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company. Vested benefits and other amounts that the Executive is otherwise entitled to receive under any incentive compensation, deferred compensation and other benefit programs listed in Section 1.6(d), life insurance coverage, or any other plan, policy, practice or program of, or any contract or agreement with, the Company on or after the date of the Qualifying Termination shall be payable in accordance with the terms of each such plan, policy, practice, program, contract or agreement, as the case may be, except as explicitly modified by this Agreement.

                  5. FULL SETTLEMENT. The Company's obligation to make the payments provided for in, and otherwise to perform its obligations under, this Agreement shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action that the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, such amounts shall not be reduced, regardless of whether the Executive obtains other employment.

                  6.  CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

                  (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (other than a payment or distribution made in respect of any program in which the Executive participated while employed by Baltimore Gas and Electric Company, regardless whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, and determined without regard to any additional payments required under this Section 6) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereon) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of paragraph (c) of this Section 6, all determinations required to be made under this Section 6, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by one of the major internationally recognized certified public accounting firms (commonly referred to, as of the date hereof, as a Big Six firm) designated by the Executive and approved by the Company (which approval shall not be unreasonably withheld) (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within fifteen (15) business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group affecting the change of control, the Executive shall designate another Big Six accounting firm (subject to the approval of the Company, which approval shall not be unreasonably withheld) to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the

Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 6, shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment") consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to paragraph (c) of this Section 6 and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

                  (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                  (i) give the Company any information reasonably requested by the Company relating to such claim,

                  (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                  (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

                  (iv) permit the Company to participate in any proceedings relating to such claim;

PROVIDED, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this paragraph (c) of Section 6, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; PROVIDED, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and PROVIDED, further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph (c) of this Section 6, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall promptly take all necessary action to obtain such refund and (subject to the Company's complying with the requirements of paragraph (c) of this Section 6) upon receipt of such refund shall promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If after the receipt by the Executive of an amount advanced by the Company pursuant to paragraph (c) of this Section 6, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  7. TERMINATION OF AGREEMENT. This Agreement shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the date of a Change in Control. Further, upon the date of a Change in Control, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement may be terminated by the Board at any time prior to the date of a Change in Control.

                  8. AMENDMENT OF AGREEMENT. This Agreement may be amended by the Board at any time prior to the date of a Change in Control. At and after the date of a Change in Control, this Agreement may not be amended in any respect without the written consent of the Executive.

                  9. CONSTRUCTION. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  10. GOVERNING LAW. This Agreement shall be governed by the laws of Maryland.

                  11. SUCCESSORS AND ASSIGNS.

                  (a) This Agreement shall inure to the benefit of and be enforecable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

                  12. INDEMNIFICATION. The Company will pay all reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                  13. NOTICE. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                  14. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

                  15. WITHHOLDING. Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

                  16. ENTIRE AGREEMENT. Unless otherwise specifically provided in this Agreement, the Executive and the Company acknowledge that this Agreement supersedes any other agreement between them or between the Executive and Baltimore Gas and Electric Company, concerning the subject matter hereof.

                  17. ALIENABILITY. The rights and benefits of the Executive under this Agreement may not be anticipated, alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process except as required by law. Any attempt by the Executive to anticipate, alienate, assign, sell, transfer, pledge, encumber or charge the same shall be void. Payments hereunder shall not be considered assets of the Executive in the event of insolvency or bankruptcy.

                  18. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of the Board, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

                                       BALTIMORE GAS AND ELECTRIC COMPANY

                                       By: /s/ C. H. Poindexter
                                           ______________________________

                                           /s/ Charles W. Shivery
                                           ______________________________
                                               Charles W. Shivery